Farmers New World Life Insurance Company Legal Department 3003 77th Avenue S.E. Mercer Island, Washington 98040

Adam G. Morris Corporate Counsel Direct: 206/275-8193 Fax: 206/275-8144
August 27, 2008
Via Edgar Filing
U. S. Securities and Exchange Commission
100 F. Street, N.E.
Washington, DC 20549

Re:	Farmers New World Life Insurance Company
Farmers Variable Life Separate Account A
Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6 for
Farmers Essential Life Variable Universal Life
File Nos. 333-149540 and 811-09507
Dear Commissioners:
     On behalf of Farmers New World Life Insurance Company (“Company”) and Farmers Variable Life Separate Account A (“Registrant”), we hereby electronically transmit for filing under the Securities Act of 1933, as amended, Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6 for Farmers EssentialLife Variable Universal Life. In association with this filing, the Company has concurrently submitted a Confidential Treatment Request for certain information contained in two reinsurance agreements entered into by the Company for its variable universal life insurance product.
In response to the staff’s most recent comments regarding the prospectus, the Company has done the following:
•	The Annual Operating Expenses table was modified to remove the contractual fee waivers and expense reimbursement percentages that would not be in effect for at least one year from the effective date of the prospectus.

•	A footnote to the Annual Operating Expenses table was also updated to better reflect the corresponding footnote in the fund company’s prospectus.

•	Text was added to the Fee Table that was inadvertently deleted while addressing the staff’s previous comments.

•	The second paragraph in the “Purchasing a Policy” section on page 23 relating to delays in receipt of an application was changed back to the original language as filed in the initial registration statement.
Additionally, Goldman Sachs Structured Small Cap Equity Fund (Institutional Shares) will be not offered as an investment option. Thus, all references to this fund have been removed from the prospectus and the Part C. As further clarification, a footnote reference to a participation agreement with Calvert Variables Series, Inc. and Calvert Distributors, Inc. was also removed from Part C, as the Company is not offering any Calvert funds as an investment option.

August 27, 2008

In response to the staff’s most recent comments regarding the Part C, the Company has done the following:
•	The Company has secured the executed participation agreement with Principal Funds Distributor, Inc., and has included the executed agreement as an exhibit to Part C.

•	The Company has secured executed versions of the various outstanding amendments to participation agreements, and has included the executed amendments as exhibits to Part C.
The Company believes that it has addressed all of the staff’s concerns with regard to “form of” agreements. Thus, a post-effective amendment is not necessary. However, if the staff has further concerns, the Company represents that it would file a post-effective amendment to cure any such concerns by October 1, 2008.
Please note that the Statement of Additional Information and the financials are incorporated by reference to Pre-Effective Amendment No. 1 to the initial registration statement. In addition, the Company, the Registrant and the principal underwriter, Farmers Financial Solutions, LLC, maintain their request for acceleration of the effective date of the registration statement to be on or before September 1, 2008, as reflected in the acceleration request letters previously submitted with Pre-effective Amendment No. 1.
We will provide a courtesy copy of Pre-Effective Amendment No. 2 to Sally Samuel, Senior Counsel, Office of Insurance Products. If you have any questions or comments regarding Pre-Effective Amendment No. 2, please feel free to contact me at (206) 275-8193.

Respectfully Submitted,
/s/ Adam G. Morris

Adam G. Morris
Corporate Counsel